EXHIBIT 24



                              POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:


		I, Vernon R. Alden, do hereby make, constitute and appoint Robert M. Agate and Andrew D. Hendry, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf a Registration Statement of Colgate-Palmolive Company (the "Company") on Form S-3, or other appropriate forms relating to the $700,000,000 aggregate initial offering price of the Company's debt securities, all or part of which may be offered by the Company from time to time under Rule 415 promulgated pursuant to the Securities Act of 1933, as amended, and any and all amendments (including post-effective amendments) to the foregoing Registration Statement and any other documents in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and proper to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, and hereby ratify and confirm all that said attorneys-in-fact and agents and/or either of them, may lawfully do or cause to be done by virtue hereof.

		IN WITNESS WHEREOF, I have executed this Power of Attorney this 10th day of April, 1995.




                                                   /s/   Vernon R. Alden
                                                   --------------------------
                                                   Name: Vernon R. Alden

                              POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

		I, Jill K. Conway, do hereby make, constitute and appoint Robert M. Agate and Andrew D. Hendry, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf a Registration Statement of Colgate-Palmolive Company (the "Company") on Form S-3, or other appropriate forms relating to the $700,000,000 aggregate initial offering price of the Company's debt securities, all or part of which may be offered by the Company from time to time under Rule 415 promulgated pursuant to the Securities Act of 1933, as amended, and any and all amendments (including post-effective amendments) to the foregoing Registration Statement and any other documents in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and proper to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, and hereby ratify and confirm all that said attorneys-in-fact and agents and/or either of them, may lawfully do or cause to be done by virtue hereof.

		IN WITNESS WHEREOF, I have executed this Power of Attorney this 19th day of April, 1995.




                                                /s/   Jill K. Conway
                                                --------------------------
                                                Name: Jill K. Conway

                              POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

		I, Ronald E. Ferguson, do hereby make, constitute and appoint Robert M. Agate and Andrew D. Hendry, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf a Registration Statement of Colgate-Palmolive Company (the "Company") on Form S-3, or other appropriate forms relating to the $700,000,000 aggregate initial offering price of the Company's debt securities, all or part of which may be offered by the Company from time to time under Rule 415 promulgated pursuant to the Securities Act of 1933, as amended, and any and all amendments (including post-effective amendments) to the foregoing Registration Statement and any other documents in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and proper to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, and hereby ratify and confirm all that said attorneys-in-fact and agents and/or either of them, may lawfully do or cause to be done by virtue hereof.

		IN WITNESS WHEREOF, I have executed this Power of Attorney this 19th day of April, 1995.




                                                /s/   Ronald E. Ferguson
                                                --------------------------
                                                Name: Ronald E. Ferguson

                              POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

		I, Ellen M. Hancock, do hereby make, constitute and appoint Robert M. Agate and Andrew D. Hendry, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf a Registration Statement of Colgate-Palmolive Company (the "Company") on Form S-3, or other appropriate forms relating to the $700,000,000 aggregate initial offering price of the Company's debt securities, all or part of which may be offered by the Company from time to time under Rule 415 promulgated pursuant to the Securities Act of 1933, as amended, and any and all amendments (including post-effective amendments) to the foregoing Registration Statement and any other documents in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and proper to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, and hereby ratify and confirm all that said attorneys-in-fact and agents and/or either of them, may lawfully do or cause to be done by virtue hereof.

		IN WITNESS WHEREOF, I have executed this Power of Attorney this 19th day of April, 1995.




                                                /s/   Ellen M. Hancock
                                                --------------------------
                                                Name: Ellen M. Hancock

                              POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

		I, David W. Johnson, do hereby make, constitute and appoint Robert M. Agate and Andrew D. Hendry, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf a Registration Statement of Colgate-Palmolive Company (the "Company") on Form S-3, or other appropriate forms relating to the $700,000,000 aggregate initial offering price of the Company's debt securities, all or part of which may be offered by the Company from time to time under Rule 415 promulgated pursuant to the Securities Act of 1933, as amended, and any and all amendments (including post-effective amendments) to the foregoing Registration Statement and any other documents in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and proper to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, and hereby ratify and confirm all that said attorneys-in-fact and agents and/or either of them, may lawfully do or cause to be done by virtue hereof.

		IN WITNESS WHEREOF, I have executed this Power of Attorney this 13th day of April, 1995.




                                                /s/   David W. Johnson
                                                --------------------------
                                                Name: David W. Johnson

                              POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

		I, John P. Kendall, do hereby make, constitute and appoint Robert M. Agate and Andrew D. Hendry, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf a Registration Statement of Colgate-Palmolive Company (the "Company") on Form S-3, or other appropriate forms relating to the $700,000,000 aggregate initial offering price of the Company's debt securities, all or part of which may be offered by the Company from time to time under Rule 415 promulgated pursuant to the Securities Act of 1933, as amended, and any and all amendments (including post-effective amendments) to the foregoing Registration Statement and any other documents in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and proper to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, and hereby ratify and confirm all that said attorneys-in-fact and agents and/or either of them, may lawfully do or cause to be done by virtue hereof.

		IN WITNESS WHEREOF, I have executed this Power of Attorney this 10th day of April, 1995.




                                                /s/   John P. Kendall
                                                --------------------------
                                                Name: John P. Kendall

                              POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

		I, Delano E. Lewis, do hereby make, constitute and appoint Robert M. Agate and Andrew D. Hendry, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf a Registration Statement of Colgate-Palmolive Company (the "Company") on Form S-3, or other appropriate forms relating to the $700,000,000 aggregate initial offering price of the Company's debt securities, all or part of which may be offered by the Company from time to time under Rule 415 promulgated pursuant to the Securities Act of 1933, as amended, and any and all amendments (including post-effective amendments) to the foregoing Registration Statement and any other documents in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and proper to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, and hereby ratify and confirm all that said attorneys-in-fact and agents and/or either of them, may lawfully do or cause to be done by virtue hereof.

		IN WITNESS WHEREOF, I have executed this Power of Attorney this 14th day of April, 1995.




                                                /s/   Delano E. Lewis
                                                --------------------------
                                                Name: Delano E. Lewis

                              POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

	       I, Howard B. Wentz, Jr., do hereby make, constitute and appoint Robert M. Agate and Andrew D. Hendry, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf a Registration Statement of Colgate-Palmolive Company (the "Company") on Form S-3, or other appropriate forms relating to the $700,000,000 aggregate initial offering price of the Company's debt securities, all or part of which may be offered by the Company from time to time under Rule 415 promulgated pursuant to the Securities Act of 1933, as amended, and any and all amendments (including post-effective amendments) to the foregoing Registration Statement and any other documents in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and proper to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, and hereby ratify and confirm all that said attorneys-in-fact and agents and/or either of them, may lawfully do or cause to be done by virtue hereof.

		IN WITNESS WHEREOF, I have executed this Power of Attorney this 11th day of April, 1995.




                                                /s/  Howard B. Wentz, Jr.
                                                --------------------------
                                                Name:Howard B. Wentz, Jr.